                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

Date of Report: October 12, 2000
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(Date of earliest event reported)

                    Banc of America Commercial Mortgage Inc.
               (formerly known as NationsLink Funding Corporation)
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             (Exact name of registrant as specified in its charter)

      Delaware                   333-66805                 56-1950039
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   (State or Other              (Commission             (I.R.S. Employer
   Jurisdiction of              File Number)           Identification No.)
   Incorporation)

Bank of America Corporate Center, 100 North Tryon Street, Charlotte, NC  28255
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            (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (704) 386-2400

ITEM 5.  OTHER EVENTS.

                  Attached are certain structural and collateral term sheets (the "Term Sheets") furnished to the Registrant by Banc of America Securities LLC and HypoVereinsbank Capital Markets (the "Underwriters"), in respect of the Registrant's proposed offering of Commercial Mortgage Pass-Through Certificates, Series 2000-2 (the "Certificates"). The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-66805) (the "Registration Statement"). The Registrant hereby incorporates the Term Sheets by reference in the Registration Statement.

                  The Term Sheets were prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Collateral Term Sheets and Structural Term Sheets.

                  Any statement or information contained in the Term Sheets shall be modified and superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

Exhibit 99        Term Sheets.

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                             BANC OF AMERICA COMMERCIAL
                                             MORTGAGE INC.


                                             By: /s/ James E. Naumann
                                                --------------------------------
                                                 Name: James E. Naumann
                                                 Title: Senior Vice President

Date: October 12, 2000

                                  Exhibit Index

Item 601(a) of
Regulation S-K

Exhibit No.         Description                         Page
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    99              Term Sheets